

innovus pharma

A Leader in the OTC/Consumer Care Men's and Women's Health & Respiratory Diseases

OTCQB: INNV

Corporate Presentation

August 31, 2017

Safe-Harbor Statement

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc., including its subsidiaries and affiliates (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent Form S-1, annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.

A men and women's health and respiratory disease company currently commercializing 21 products

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ProstaGorx™

ArthriVarx™
Joint Supplement®

PEVArX

Our products are approved in 36 countries and on the market in 10 countries

innovus pharma

Unique Business Model

Combining our known and loyal consumer care & supplement brands with the strength and clinical claims of our branded OTC drugs


Drugs
NDC 60960-024-16
FlutiCare™
Fluticasone Propionate
Nasal Spray, USP, 50 mcg
AllerVarx™
Clinically Tested
Relief During Allergy Season
APEAZ™
ARTHRITIS
from the maker of Apeaz™ Ultra
ArthriVarx™
Joint Supplement
Supplements

Cross Selling Through our Expansive & Proprietary Beyond Human® Direct to Consumer Sales & Marketing Platform

Company Highlights

Rapid Commercial Growth

- $4.8M in net revenue in 2016
- $4.2M in net revenue YTD Q2 2017
- Close to 80% gross margin
- 2017 revenue guidance: $10-$15M
- Entering 2018 profitable

Deep Portfolio of Commercial Products

- Total of 22 commercial products
- 4 OTC drugs
- 18 Clinical dietary supplements and consumer care products
- 4 additional product launches expected in 2017

Continuously Expanding EX-US Footprint

- Distribution partners in 110 countries (Ex-US)
- Products commercially launched in 10 countries
- Regulatory approval received in 36 countries

Experiences Leadership Team

Key Management & Previous Experience

	Years of Experience Industry/Innovus	
Bassam Damaj, Ph.D. *President & CEO*	>20/5	Apricus Bio, Pfizer, Genentech, Mitsubishi Tanabe Pharma, Pharmacopeia, Ligand
Randy Berholtz, Esq, MBA/JD *EVP Corporate Development and General Counsel*	>25/4	ACON, Apricus Bio, Nanogen
Rauly Gutierrez, CPA *VP, Finance*	>11/1	KMJ Corbin & Company Business Advisors Tax and Audit

Independent Board of Directors

Henry Esber Ph.D.	Ziad Mirza, MD	Vivian Liu
Chairman	CMO at HyperHeal Hyperbarics	COO at Cesca Therapeutics

Target Markets

Target Markets

> $5B



Zestra
Vesele
RecalMax
BEYOND HUMAN
TESTOSTERONE BOOSTER
UriVarx
RecalMax

Female Sexual Dysfunction & Health
$1B

Men Sexual Dysfunction & Urology
$2B

Allergic Rhinitis
$1B

Brain Health
$1B

Innovus Pharma
– OTC Drugs -

- ✓ EjectDelay® (Uxor™) OTC for Premature Ejaculation
- ✓ Xyralid® OTC for Hemorrhoids
- ✓ Apeaz™ OTC for Arthritis Pain Relief
- ✓ FlutiCare™ OTC for Nasal Allergy




XYRALID™
Single Use Packets


APEAZ
ARTHRITIS


UXOR


Maximum Strength
Ejaculatory Control Gel
EJECTDELAY
EJECT

Innovus Pharma
– Clinical Dietary Supplements -

- ✓ Vesele® for promoting sexual health
- ✓ UriVarx ™ for bladder health
- ✓ ProstaGorx™ for prostate health
- ✓ AllerVarx™ for allergy management
- ✓ ArthriVarx ™ for joint health
- ✓ BH® Testosterone Booster
- ✓ RecalMax™ for promotion of brain and cognitive health
- ✓ Androferti® supports overall male reproductive health and sperm quality
- ✓ PeVarx™ for men's sexual stamina
- ✓ BH® Ketones
- ✓ BH® Krill Oil
- ✓ BH® Omega 3 Fish Oil
- ✓ BH® Vision Formula
- ✓ BH® Blood Sugar
- ✓ BH® Colon Cleanse


Vesele

BEYOND HUMAN
TESTOSTERONE BOOSTER

ArthriVarx

ProstaGorx
PROSTATE SUPPORT FORMULA

Bladder
UriVarx

AllerVarx


PEVArx

RecalMax

Innovus Pharma
– Consumer Care/Cosmetics -

- ✓ Zestra® for female arousal & desire
- ✓ Zestra Glide® water based lubricant
- ✓ Sensum+® to help with reduced penile sensitivity



CLINICALLY PROVEN
Zestra



Sensum+



Zestra glide
SENSUAL LUBRICANT
Glide



Zestra

Proven Track Record of Success

Rapid Achievement of Commercials Milestones

	Year-End 2015	Year-End 2016	YTD Q2 2017
Full Year Net Revenue	$0.7M	$4.8M	$4.2M
Gross Margin	53.4%	77.5%	79.9%
New Products Launched –US-	4	11	5
Total Product Commercialized –US-	6	17	22
Regulatory Approvals Received	2	5	29
Partnership Coverage- Ex US-	65 Countries	105 Countries	110 Countries

Proven Track Record of Success

Beyond Human® Platform Efficiencies

Net Revenue vs. Gross Margin Since FY 2015



90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Gross Margin
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Net Revenue

	FY 2015	FY 2016	6-months FY 2017
Net Revenue	$736,000	$4,820,000	$4,220,000
Gross Margin	53.7%	77.5%	79.9%

Proven Track Record of Success

Consistent Growth & Market Penetration

Units Sold vs. Net Revenue Since FY 2015



$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Net Revenue
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Units Sold

	FY 2015	FY 2016	6-months FY 2017
Units Sold	20,400	59,400	69,600
Net Revenue	$736,000	$4,820,000	$4,220,000

innovus pharma

Commercial Capabilities
– United States -

Commercial Capabilities– United States -

Innovus Pharma is well established as vendor of record in thousands of retail stores in the US

- Tier 1 - 85% of Allergy Category Sales

Walgreens
RITE AID
Kroger
TARGET
CVS/pharmacy
AmerisourceBergen
McKESSON

- Tier 2 - 15% of Allergy Category Sales

H-E-B
DELHAIZE
GIANT EAGLE
Ahold
SAFEWAY
Winn Dixie
SUPERVALU

US Commercial Capabilities

Innovus Pharma is a leader in Direct to Consumer Sales & Marketing

Proprietary Beyond Human® Direct to Consumer Sales & Marketing Platform

- *Print Media (in ~3,000 newspapers and magazines reaching between 20-30 million consumers on a monthly basis)*
- *~2 million consumer subscribers*
- *Extensive online presence with over 160 websites*
- *B2B/Bus Express/ FBA – Amazon Platform*

Proven Track Record of Success

Beyond Human® Platform Efficiencies

Vesele® Net Revenue


$7,000
$2,780,000
$3,500,000
$1,620,000
FY 2015
FY 2016
FY 2017
YTD
Projected

UriVarx™ Net Revenue


$40,000
$3,400,000
$1,320,000
FY 2016
FY 2017
YTD
Projected

Sensum+® Net Revenue


$580,000
$1,200,000
$560,000
FY 2016
FY 2017
YTD
Projected

ProstaGorx™ Net Revenue


$1,000,000
$190,000
FY 2017
YTD
Projected

Growing Global Commercial Footprint – 111 Countries


N. America
2 Countries
Europe
31 Countries
Asia Pacific
11 Countries
MENA
66 Countries

Products are commercialized by Innovus Pharma and by partners

Products are commercialized by our partners

innovus pharma

International Commercialization

Expansive Global Distribution Presence

- *16 commercial partners covering 111 countries (including US)*
- *Approval to sell in 36 countries*
- *Products launched and generating revenues in 10 countries*



Currently awaiting regulatory approval in 34 additional countries

Why Invest in Innovus

- **Fast Growing Commercial-Stage Revenue Generating Company**
  - $0.7M in net revenue reported in 2015
  - $4.8M in net revenue in 2016
  - $4.2M in net revenue in YTD Q2 2017
  - 21 commercial products in multiple high value markets
  - High value product pipeline targeting over $5 billion US market
- **High Growth & Revenues**
  - $10M-$15M in projected net revenue for 2017
- **Multiple 2017 Milestones**
  - Q4 launch of FlutiCare™ in the U.S.
  - Five new product launches expected in 2017 (FlutiCare™ OTC, Xyralid®, Androvit® and Urocis® XR and Musclin™)
  - Expecting profitability entering 2018
- **Unique Business Strategy and Niche Market**
  - Robust Beyond Human® Direct to Consumer Sales & Marketing Platform (reaching 20 -30 million consumers/month) and a robust online platform
  - Combining branded approved drugs with known, clinically tested and loyal supplements for the same indication
- **Experienced and Proven Management Team**

Contact
Bassam Damaj, Ph.D.
President & CEO

+1 858 964-5123
ir@innovuspharma.com

innovus pharma